Exhibit 99.2

Financial Results1Q 2016

2 This presentation contains “forward-looking statements” concerning First BanCorp’s (the “Corporation”) future economic performance. The words or phrases “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, uncertainty about whether the Corporation and FirstBank Puerto Rico (“FirstBank” or “the Bank”) will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New York (the “FED”) and the order dated June 2, 2010 (the “Order”)that FirstBank entered into with the FDIC and the Office of the Commissioner of Financial Institutions of Puerto Rico that, among other things, require FirstBank to maintain certain capital levels and reduce its special mention, classified, delinquent and non-performing assets; the risk of being subject to possible additional regulatory actions; uncertainty as to the availability of certain funding sources, such as retail brokered CDs; the Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the Order; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the Corporation’s stockholders in the future due to the Corporation’s inability to receive approval from the FED to receive dividends from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, including the Corporation’s construction and commercial real estate loan portfolios, which have contributed and may continue to contribute to, among other things, the high levels of non-performing assets, charge-offs and the provision expense and may subject the Corporation to further risk from loan defaults and foreclosures; adverse changes in general economic conditions in the United States and in Puerto Rico, including the interest rate scenario, market liquidity, housing absorption rates, real estate prices and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for all of the Corporation’s products and services and the value of the Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the United States and the U.S. and British Virgin Islands, which could affect the Corporation’s financial performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the United States’ financial markets, and the impact such actions may have on the Corporation’s business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System, the FDIC, government-sponsored housing agencies and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expense; risks of not being able to recover the assets pledged to Lehman Brothers Special Financing, Inc.; the impact on the Corporation’s results of operations and financial condition associated with acquisitions and dispositions; a need to recognize additional impairments on financial instruments or goodwill relating to acquisitions; risks that downgrades in the credit ratings of the Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on the Corporation’s businesses, business practices and cost of operations; and general competitive factors and industry consolidation. The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws. Investors should refer to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of such factors and certain risks and uncertainties to which the Corporation is subject. Forward-Looking Statements

Agenda First Quarter 2016 Highlights Aurelio Alemán, President & Chief Executive OfficerFirst Quarter 2016 Results of Operations Orlando Berges, Executive Vice President & Chief Financial OfficerQuestions & Answers 3

4 Key Highlights 4 First Quarter 2016 Results

5 Profitability Net income of $23.3 million, or $0.11 per diluted share, compared to $15.0 million in 4Q 2015.Adjusted net income, excluding items that affect comparability, was $25.8 million, compared to $15.1 million in 4Q 2015.Net interest income declined $0.6 million mainly driven by a decline in consumer loans.Excluding unusual items, non interest income increased $1.7 million and non interest expense declined $0.8 million compared to 4Q 2015.Adjusted pre-tax, pre-provision income of $52.6 million, compared to $50.6 million for 4Q 2015. Asset Quality Total NPAs increased by $127.3 million primarily attributable to the $128.6 million commercial loan exposure guaranteed by TDF placed on non-accrual status during 1Q 2016. Excluding the TDF, inflows to nonperforming increased $6.8 million to $48.8 million.Provision for loan and lease losses of $21.1 million, a $12.6 million decrease compared to 4Q 2015.Net charge-offs remain stable at 1.03% of average loans, compared to 0.95% in 4Q 2015.Early stage delinquencies are down $26.4 million, or 10%, compared to 4Q 2015. Core Deposits Deposits, net of government and brokered, increased by $137.1 million to $6.8 billion reflecting an increase in demand deposits and savings in Puerto Rico and the Virgin Islands.Total cost of deposits, net of brokered, remained flat at 0.62%.Brokered certificates of deposit (CDs) decreased by $91.2 million in 1Q 2016.Government deposits increased by $50.7 million reflecting higher balances in both Puerto Rico and the Virgin Islands. Capital Repurchased $10 million of trust preferred securities resulting in a $4.2 million gain.1Q 2016 capital position: Total Risk Based Capital Ratio of 20.2%;Tier 1 Ratio Risk Based Capital Ratio of 16.6%; andLeverage Ratio of 12.2%.Tangible book value per common share of $7.66 compared to $7.47 in 4Q 2015. First Quarter 2016 Highlights

First Quarter 2016 Highlights: LOAN PORTFOLIO

1First BanCorp



Loan Portfolio ($ millions)
$9,567
$9,298
$9,337
$9,310
$9,169
82
80
35
36
38
4,092
3,870
3,946
3,946
3,868
124
121
164
156
146
1,937
1,899
1,862
1,827
1,786
3,332
3,328
3,330
3,345
3,331
1Q 2015
2Q 2015
3Q 2015
4Q 2015
1Q 2016



Loan Originations* ($ millions)
$781
$866
$854
$880
$731
398
420
437
471
345
9
14
4
4
3
221
235
234
231
219
153
197
179
174
164
1Q 2015
2Q 2015
3Q 2015
4Q 2015
1Q 2016
Residential Mortgage
Consumer & Finance Leases
Construction
Commercial
Loans HFS

Despite a challenging market environment, we continue to achieve results through our regional diversification:

Loan Portfolio:

- Commercial and construction portfolio declined by $88 million as two large commercial loans totaling $99 million paid-off during the quarter.
- The Florida region commercial book grew $50 million in 1Q 2016.
- The consumer portfolio declined $40 million primarily in the auto segment.

Origination activity:

- Origination levels declined in most loan categories in Puerto Rico partly seasonal and driven also by our tightening credit standards in the face of the uncertainty in the local economy.
- The Florida region contributed over $105 million in origination and renewal volume, up 3% from 4Q and 60% from 1Q 2015.

* *Including refinancing and draws from existing revolving and non-revolving commitments.*

6

First Quarter 2016 Highlights: DEPOSIT MIX

1 First BanCorp

Core Deposits* ($ millions)



$7,269
$7,174
$7,449
$7,241
$7,429
451
495
743
577
628
2,225
2,194
2,189
2,223
2,236
1,390
1,346
1,438
1,360
1,397
3,203
3,139
3,079
3,081
3,168
1Q 2015
2Q 2015
3Q 2015
4Q 2015
1Q 2016
Retail
CDs & IRAs
Commercial
Public Funds

Total Deposit Composition (%)



Brokered CDs 21%
Non-Interest Bearing 15%
Interest Bearing 64%

Core deposits stable; continue reducing reliance on brokered deposits

- Non-brokered deposits, excluding government deposits, increased $137 million in 1Q 2016, primarily demand and savings accounts in Puerto Rico and the Virgin Islands.
- Reduced reliance on brokered deposits by $91 million compared to 4Q 2015, now representing 21% of total deposits.
- Government deposits increased in 1Q 2016 by $50.7 million to $628.0 million reflecting higher balances in both Puerto Rico and the Virgin Islands regions.

** Core deposits are total deposits excluding brokered CDs.*

7

First Quarter 2016 Highlights: PR GOVERNMENT EXPOSURE

1 First BanCorp

($ in millions)

- Total outstanding exposure to the Puerto Rico Government was $359 million with a book value of $341 million as of 1Q 2016, down from $361 million as of 4Q 2015.
  - Investment portfolio outstanding principal of $65.6 million with a book value of $43.4 million net of OTTI adjustments of $22.2 million.
  - Largest government exposure to municipalities supported by assigned tax revenues.
- In addition, there is $128.6 million of indirect exposure to the Tourism Development Fund supporting hotel projects.
  - Early in April 2016, the Puerto Rico Government enacted the Puerto Rico Emergency Moratorium and Financial Rehabilitation Act, which gives the Puerto Rico governor emergency powers to deal with the fiscal challenging situation.
  - These loans are current in payments as of March 31, 2016, but given the recently announced Moratorium, we placed the relationship in non-accrual status.
- As of March 31, 2016, the total allowance coverage ratio related to commercial loans extended to or guaranteed by the Puerto Rico Government (excluding municipalities) was 20%.

Government Unit	Source of Repayment		Total Book Value
Investment Portfolio			$ 43.4
Central Government:			$ 6.9
1 loan	CRE & Commonwealth Appropriation:	6.9	
Public Corporations:			$ 90.9
2 loans	PREPA Fuel Line	69.7	
	CRE - Operating Revenues	21.2	
Municipalities:			$ 199.3
10 loans	Property Tax Revenues	199.3	
Total Direct Government Exposure			**$ 340.5**

Government Unit	Time Deposits	Transaction Accounts	Total
Municipalities	$ 23.7	$ 110.7	$ 134.4
Municipal Agency	-	3.3	3.3
Public Agencies	30.7	237.9	268.6
Public Corporations	-	10.2	10.2
Total Deposits	**$ 54.4**	**$ 362.1**	**$ 416.5**

8

9 Results of Operations First Quarter 2016 Results

10 Results of Operations: First Quarter Financial Highlights ($ in thousands, except per share data) Select Financial Information

11 Key Highlights Net Interest Income ($ millions) Net interest income decreased $0.6 million in 1Q 2016. This decrease was mainly due to:A $1.0 million decrease in interest income on consumer loans directly attributed to the $35 million reduction in average balance (primarily auto); andA $0.3 million decrease in interest income on residential mortgage loans primarily attributed to an increase in non-accrual loan in the FL and VI regions.This decrease was partially offset by:A $0.4 million increase in interest income on commercial loans: A $1.4 million increase in interest income due to repricings related to increasing LIBOR rates and fees on pay-offs. Offset by a $1.0 million decline in interest income related to the $36 million decrease in the average balances and the impact of one less day in the current quarter; andA $0.3 million increase in interest income on cash balances deposited at the Fed.GAAP NIM increased 11 basis points to 4.18%, 5 basis points of this increase were related to temporary deposits in 4Q 2015. Results of Operations: Net Interest Income

12 Key Highlights Cost of Deposits (%) Cost of total deposits, excluding brokered CDs, remained flat at 0.62%.The average rate paid on non-brokered interest-bearing deposits increased by 1 basis point to 0.76% during the 1Q 2016.Brokered CDs declined by $91.2 million during 1Q 2016. Results of Operations: Cost of Deposits

13 Key Highlights Non-Interest Income* ($ millions) * Non interest income excludes equity losses of unconsolidated entities, OTTI, HFS bulk sale impact and bargain purchase gain. Excluding the $6.7 million OTTI charge on Puerto Rico Government debt securities and the $4.2 million pre-tax gain on the repurchase and cancellation of trust preferred securities), adjusted non-interest income increased $1.7 million, due to:A $2.0 million increase in insurance commissions’ income, reflecting seasonal contingent commissions;A $0.3 million increase in service charges on deposit accounts reflecting the full quarter impact of new fees on certain products implemented in 4Q 2015.Partially offset by a $0.6 million decrease in fees from merchant transactions, reflecting the full quarter impact of the sale of merchant contracts completed in late October 2015. $19.2 $19.3 Results of Operations: Non-Interest Income $20.1 $18.8 $20.9

14 Results of Operations: Operating Expenses Non-interest expenses decreased by $3.0 million in 1Q 2016 to $93.0 million. Excluding non-recurring expense of $2.2 million related to the voluntary early retirement program reflected in 4Q 2015 employees’ compensation and benefits, non-interest expenses decreased by $0.8 million, due to:A $1.4 million decrease in the FDIC insurance premium expense reflecting, among other things, higher liquidity levels at end of period, and a decrease in average assets and brokered deposit balances; andA $0.7 million decrease in OREO expenses primarily from increased rental income on an income-producing property repossessed in the latter part of the fourth quarter and higher income earned on the existing inventory.This reduction was partially offset by a $1.5 million increase in employees’ compensation and benefits expense, primarily reflecting higher seasonal payroll taxes and bonus accruals.

15 Non-Performing Assets ($ millions) Total non-performing loans, including non-performing loans held for sale, increased by $132 million, or 21%, driven by commercial loans guaranteed by the TDF.Excluding TDF guaranteed exposures, NPAs declined $1.2 million compared to 4Q 2015.New non-performing loan inflows, excluding the $129 million commercial loans guaranteed by the TDF, amounted to $48 million compared to inflows of $42 million in 4Q 2015. NPAs increased by $127 million to $737 million or 5.8% of assets: Results of Operations: Asset Quality Q-o-Q Change in NPAs Migration Trend ($ millions)

16 Key Highlights Net Charge-Offs ($ millions) Total net charge-offs for 1Q 2016 were $24 million, or 1.03% of average loans, compared to $22 million in 4Q 2015. Allowance coverage ratio of 2.61% remained flat compared to 4Q 2015. The ratio of the allowance to NPLs held for investment was 41.4% as of March 31, 2016, compared to 54.4% as of December 31, 2015, driven by the nonperforming TDF guaranteed exposures. $29 Commercial NPLs (Includes HFS) *Net Carrying Amount = % of unpaid principal balance net of reserves and accumulated charge-offs. Results of Operations: Net Charge-offs $79 $24

17 Results of Operations: Capital Position Capital Ratios (%) Total stockholders’ equity amounted to $1.7 billion as of March 31, 2016, an increase of $55.0 million from December 31, 2015, mainly driven by $23.3 million of net income and an increase of $24.6 million in other comprehensive income attributable to fair value of U.S. agency MBS and debt securities. Capital Ratios (%)

18 First Quarter Results Q & A

19 First Quarter Results Exhibits

20 Results of Operations: Key Margin Drivers Q1 vs. Q4 Change in Average Interest Earning Assets & Interest Bearing Liabilities * On a tax equivalent basis and excluding valuations ($ in 000)

21 NPLs Held for Investment - Migration ($ in 000)

22 Use of Non-GAAP Financial Measures Basis of PresentationUse of Non-GAAP Financial Measures This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release. Tangible Common Equity Ratio and Tangible Book Value per Common Share The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures generally used by the financial community to evaluate capital adequacy. Tangible common equity is total equity less preferred equity, goodwill, core deposit intangibles, and other intangibles, such as the purchased credit card relationship intangible. Tangible assets are total assets less goodwill, core deposit intangibles, and other intangibles, such as the purchased credit card relationship intangible. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Neither tangible common equity nor tangible assets, or the related measures should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the manner in which the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.

23 Use of Non-GAAP Financial Measures Basis of PresentationUse of Non-GAAP Financial Measures This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release.Adjusted Pre-Tax, Pre-Provision IncomeAdjusted pre-tax, pre-provision income is a non-GAAP performance metric that management believes is useful in analyzing underlying performance trends, particularly in times of economic stress. Adjusted pre-tax, pre-provision income, as defined by management, represents net income (loss) excluding income tax expense (benefit), the provision for loan and lease losses, gains on sale and OTTI of investment securities, fair value adjustments on derivatives, equity in earnings or loss of unconsolidated entity up until the second quarter of 2014 when the value of the investment became zero as well as certain items identified as unusual, non-recurring or non-operating. In addition, from time to time, adjusted pre-tax, pre-provision income will reflect the omission of revenue or expense items that management judges to be outside of ordinary banking activities or of items that, while they may be associated with ordinary banking activities, are so unusually large that management believes that a complete analysis of the Corporation’s performance requires consideration also of adjusted pre-tax, pre-provision income that excludes such amounts.